UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 4, 2007


                              PIER 1 IMPORTS, INC.
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             (Exact name of registrant as specified in its charter)


             Delaware                  1-7832                75-1729843
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   (State or other jurisdiction      (Commission          (I.R.S. Employer
 of incorporation or organization)   File Number)       Identification Number)



                    100 Pier 1 Place, Fort Worth, Texas 76102
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          (Address of principal executive offices, including zip code)

                                  817-252-8000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 8.01      Other Events

               On January 4, 2007, Pier 1 Imports, Inc. (the "Company") issued a press release announcing the Company's sales results for the five-week and year-to-date periods ended December 30, 2006. A copy of this press release is attached hereto as Exhibit 99.1.


Item 9.01      Financial Statements and Exhibits

               (d) Exhibits.

               Exhibit No.   Description

               99.1 Press release dated January 4, 2007 announcing sales results for the five-week and year-to-date periods ended December 30, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PIER 1 IMPORTS, INC.
                                        --------------------


Date: January 4, 2007               By: /s/ Michael A. Carter
      ---------------                   ----------------------------------------
                                        Michael A. Carter, Senior Vice
                                        President and General Counsel, Secretary